SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Bright Horizons Family Solutious, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2003

     The 2003 annual meeting of stockholders of Bright Horizons Family Solutions, Inc. will be held at 8:30 a.m., local time, on Tuesday, June 3, 2003, at our corporate offices, 200 Talcott Avenue South, Watertown, Massachusetts. At the meeting, stockholders will act on the following proposals:

     1.     Election of three directors, each for a term of three years; and

     2.     Any other matters that may properly come before the meeting.

     Stockholders of record at the close of business on April 7, 2003 are entitled to vote at the meeting or any postponement or adjournment.

     Your vote is important. Please COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, in order that as many shares as possible will be represented.

By order of the Board of Directors,

Stephen I. Dreier Chief Administrative Officer and Secretary

Watertown, Massachusetts April 25, 2003

PROXY STATEMENT
ABOUT THE MEETING
What is the purpose of the annual meeting?
Who is entitled to vote?
What constitutes a quorum?
How do I vote?
Can I change my vote after I return my proxy card?
What are the Board’s recommendations?
What vote is required to approve each item?
How do I vote my shares if they are held in the name of my broker (street name)?
STOCK OWNERSHIP
Who are the largest owners of our stock?
How much stock do our directors and executive officers own?
PROPOSAL 1—ELECTION OF DIRECTORS
Directors Standing for Election
Directors Continuing in Office
How are directors compensated?
How often did the Board meet during 2002?
What committees has the Board established?
Report of the Audit Committee
Executive Compensation
Severance Agreements
Report of the Compensation Committee on Executive Compensation
Performance Graph
Compensation Committee Interlocks and Insider Participation
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
Fees Billed to the Company by Independent Public Accountants During 2002
ADDITIONAL INFORMATION
APPENDIX A

ABOUT THE MEETING	1
What is the purpose of the annual meeting?	1
Who is entitled to vote?	1
What constitutes a quorum?	1
How do I vote?	1
Can I change my vote after I return my proxy card?	1
What are the Board’s recommendations?	2
What vote is required to approve each item?	2
How do I vote my shares if they are held in the name of my broker (street name)?	2
STOCK OWNERSHIP	3
Who are the largest owners of our stock?	3
How much stock do our directors and executive officers own?	5
PROPOSAL 1—ELECTION OF DIRECTORS	6
Directors Standing for Election	6
Directors Continuing in Office	7
How are directors compensated?	9
How often did the Board meet during 2002?	9
What committees has the Board established?	9
Report of the Audit Committee	10
Executive Compensation	11
Severance Agreements	14
Report of the Compensation Committee on Executive Compensation	14
Performance Graph	17
Compensation Committee Interlocks and Insider Participation	18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
INDEPENDENT PUBLIC ACCOUNTANTS	18
Fees Billed to the Company by Independent Public Accountants During 2002	19
ADDITIONAL INFORMATION	19
Appendix A Charter of the Audit Committee of the Board of Directors

ii

Bright Horizons Family Solutions, Inc.

200 Talcott Avenue South
Watertown, Massachusetts 02472

PROXY STATEMENT

     The Board of Directors is soliciting proxies to be used at the 2003 annual meeting. This proxy statement and the enclosed proxy will be mailed to stockholders on or about April 25, 2003.

ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the proposals outlined in the accompanying notice of meeting. In addition, our management will report on our performance during fiscal 2002 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, April 7, 2003, are entitled to receive notice of the annual meeting, and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 12,508,420 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return the card to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

•	by submitting written notice of revocation to the Secretary;

•	by submitting another proxy that is later dated and properly signed; or

•	by voting in person at the meeting.

What are the Board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote for election of each of the nominated directors (see page 6).

     With respect to any other proposal that properly comes before the meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast by the stockholders entitled to vote at the meeting is required for the election of directors. A properly executed proxy indicating that authority is WITHHELD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

     Other Proposals. Any other proposal, other than the election of directors, that properly comes before the meeting will be approved if a majority of the shares represented and voting on the proposal vote in favor of the proposal. The Board of Directors knows of no other matters that are to be brought to a vote at the annual meeting. If any other matter does come before the annual meeting, the persons appointed in the proxy or their substitutes will vote in accordance with their best judgment on such matters.

How do I vote my shares if they are held in the name of my broker (street name)?

     If your shares are held by your broker, often referred to as in “street name,” you should receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker may vote your shares at its discretion on your behalf. However, if you hold your shares in “street name” through a broker or other nominee, your broker or nominee may or may not be permitted to exercise voting discretion with respect to other proposals to be voted on. A broker holding shares registered in a street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters. A broker non-vote occurs when the broker returns a proxy card without a vote (the “non-vote”) on the non-routine matter. Shares represented by the broker non-votes will not be counted as votes for or against any proposal, but they will be counted in determining whether there is a quorum for purposes of each proposal.

STOCK OWNERSHIP

Who are the largest owners of our stock?

     The following table shows those stockholders who beneficially own more than 5% of our common stock.

	Aggregate Number of
	Shares Beneficially	Percent of Shares
Name	Owned	Outstanding(1)

Wellington Management Company, LLP(2)	1,286,600	10.29%
Delaware Management Holdings(3)	1,261,143	10.08%
The Hartford Mutual Funds, Inc.(4)	900,000	7.20%
American International Group, Inc.(5)	815,813	6.52%
T. Rowe Price Associates, Inc.(6)	743,600	5.94%
RS Investment Management Co. LLC(7)	635,700	5.08%
FMR Corp.(8)	635,553	5.08%

(1)	Based on the number of shares outstanding at April 7, 2003.

(2)	This information is based upon a Schedule 13G/A filed on February 12, 2003. Wellington Management Company, LLP is an investment advisor and reports shared voting power as to 1,194,300 shares and shared dispositive power as to 1,286,600 shares of our common stock. Its principal address is 75 State Street, Boston, Massachusetts 02109.

(3)	This information is based upon a Schedule 13G/A jointly filed on April 9, 2003 by Delaware Management Holdings and Delaware Management Business Trust. Delaware Management Holdings is a parent holding company or control person in accordance with Rule 13d-1(b)(l)(ii)(G) of the Securities Exchange Act of 1934 and reports sole voting power as to 1,261,143 shares, sole dispositive power as to 1,261,143 shares and shared dispositive power as to 3,800 shares. Delaware Management Business Trust reports sole voting power as to 1,261,143 shares, sole dispostive power as to 1,261,143 shares and shared dispositive power as to 3,800 shares. Delaware Management Holdings and Delaware Management Business Trust report their principal address as 2005 Market Street, Philadelphia, Pennsylvania 19103.

(4)	This information is based upon a Schedule 13G/A filed on February 7, 2003 by The Hartford Mutual Funds, Inc. on behalf of The Hartford Capital Appreciation Fund. The Hartford Mutual Funds, Inc. is an investment company registered under Section 8 of the Investment Company Act of 1940 and reports shared voting and dispositive power as to 900,000 shares of our common stock. Its principal address is 200 Hopmeadow Street, Simsbury, Connecticut 06089.

(5)	This information is based upon a Form 13F filed by American International Group, Inc. on February 14, 2003. American International Group, Inc. and John McStay Investment Counsel, L.P. report sole voting power as to 815,813 shares. American International Group, Inc. and AIG Global Investment Corp. report shared voting power as to 3,433 shares. American International Group, Inc. reports its principal address as 70 Pine Street, New York, New York 10270.

(6)	This information is based upon a Schedule 13G/A jointly filed on February 4, 2003 by T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. T. Rowe Associates, Inc. is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and T. Rowe Price New Horizons Fund, Inc. is an investment company registered under Section 8 of the Investment Company Act of 1940. T. Rowe Price Associates, Inc. reports sole voting power as to 68,000 shares and sole dispositive power as to 743,600 shares of our common stock. T. Rowe Price New Horizons Fund, Inc. reports sole voting power as to 644,700 shares of our common stock. T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. report their address as 100 E. Pratt Street, Baltimore, Maryland 21202.

(7)	This information is based upon a Schedule 13G jointly filed on February 14, 2003 by RS Investment Management Co. LLC, RS Investment Management, L.P. and G. Randall Hecht. RS Investment Management Co. LLC is a parent holding company or control person in accordance with Rule 13d-1(b)(l)(ii)(G) of the Securities Exchange Act of 1934 and RS Investment Management, L.P. is an investment advisor registered in accordance with Rule 13d-1(b)(1)(ii)(E) under the Securities Exchange Act of 1934. G. Randall Hecht is a control person of RS Investment Management Co. LLC and RS Investment Management, L.P. RS Investment Management Co. LLC reports shared voting and dispositive power as to 635,700 shares of our common stock. RS Investment Management L.P. reports shared voting and dispositive power as to 613,850 shares of our common stock. G. Randall Hecht reports shared voting and dispositive power as to 635,700 shares of our common stock. RS Investment Management, L.P reports its principal address as 388 Market Street, San Francisco, California 94111.

(8)	This information is based upon a Schedule 13G jointly filed on February 13, 2003 by FMR Corp., Edward C. Johnson III, Abigail P. Johnson and Fidelity Management & Research Company. FMR Corp. is a parent holding company or control person in accordance with Rule 13d-1(b)(l)(ii)(G) of the Securities Exchange Act of 1934 and Fidelity Management & Research Company is a wholly owned subsidiary of FMR Corp and an investment advisor registered under Section 8 of the Investment Company Act of 1940. FMR Corp. reports sole voting power as to 53 shares and sole dispositive power as to 635,553 shares of our common stock. Fidelity Management & Research Company reports beneficial ownership of 635,500 shares of our common stock. Edward C. Johnson III, as Chairman of FMR Corp., reports sole dispositive power as to 635,500 shares of our common stock. Abigail P. Johnson, as a Director of FMR Corp. and member of the Edward C. Johnson III family, reports sole dispositive power as to 635,500 shares of our common stock. The principal address of FMR Corp is 82 Devonshire Street, Boston, Massachusetts 02109.

How much stock do our directors and executive officers own?

     The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our executive officers named in the Summary Compensation Table below and our directors and executive officers as a group. Except as otherwise indicated, all information is as of the record date, April 7, 2003.

	Aggregate Number of
	Outstanding Shares	Right to Acquire	Percent of Shares
Name	Beneficially Owned(1)	within 60 Days(2)	Outstanding(3)

Roger H. Brown	141,621	272,361	3.24%
Linda A. Mason	141,621	272,361	3.24%
E. Townes Duncan	146,654	9,951	1.25%
Mary Ann Tocio	5,000	102,838	*
David H. Lissy	5,000	89,642	*
Stephen I. Dreier	14,555	53,373	*
Elizabeth J. Boland	10,000	24,200	*
Joshua Bekenstein	10,406	8,001	*
Fred K. Foulkes	9,201	3,001	*
JoAnne Brandes	1,000	8,001	*
Ian M. Rolland	900	8,401	*
Sara Lawrence-Lightfoot	100	8,001	*
Directors and executive officers as a group (12 persons)	344,437	587,770	7.12%

*	Represents less than 1% of our outstanding common stock

(1)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of our directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:

•	Mr. Brown – 98,210 shares held by Mr. Brown and Linda A. Mason, his wife, as co-trustees of the Roger H. Brown, Jr. Revocable Trust, and 43,411 shares held by Ms. Mason and Mr. Brown as co-trustees of the Linda A. Mason Revocable Trust.

•	Ms. Mason – 43,411 shares held by Ms. Mason and Roger H. Brown, her husband, as co-trustees of the Linda A. Mason Revocable Trust, and 98,210 shares held by Mr. Brown and Ms. Mason as co-trustees of the Roger H. Brown, Jr. Revocable Trust.

•	Mr. Duncan — 123,794 shares held by Solidus Company, of which Mr. Duncan is the president and a significant interest holder; 16,000 shares held by Solidus Partners, LP, of which Solidus Company is the General Partner (Mr. Duncan disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in Solidus Company); 650 shares held by his children; 150 shares held by his wife; 3,000 shares held in accounts for the benefit of Mr. Duncan’s mother; and 456 shares held in several trusts of which his wife is trustee.

(2)	Reflects the number of shares that could be purchased upon exercise of options available at April 7, 2003 or within 60 days thereafter under our stock incentive plans. Certain of our directors and executive officers disclaim beneficial ownership of shares purchasable upon exercise of options included in the table, as follows:

•	Mr. Brown – 79,188 shares issuable upon exercise of options held by Linda A. Mason, his wife.

•	Ms. Mason – 193,173 shares issuable upon exercise of options held by Roger H. Brown, her husband.

(3)	Based on the number of shares outstanding at, or that could be purchased upon exercise of options within 60 days of, April 7, 2003.

PROPOSAL 1—ELECTION OF DIRECTORS

Directors Standing for Election

     Our Board of Directors is divided into three classes (Class I, Class II and Class III). At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. Our Certificate of Incorporation provides that each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Currently, the number of directors has been fixed at eleven. Due to the resignation of Marguerite W. Sallee on March 6, 2003, there is one vacancy on the Board of Directors. Despite the vacancy, you may not vote for a greater number of persons than the number of nominees named in the proxy card. The Board of Directors has nominated and recommends to the stockholders E. Townes Duncan, Sarah Lawrence-Lightfoot and David H. Lissy, each of whom is an incumbent Class II director, for election as Class II directors to serve until the annual meeting of stockholders in 2006 and until such time as their respective successors are duly elected and qualified.

     If any of the nominees should become unable to accept election, the persons named as proxies on the proxy card may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to the nominees for election as Class II directors and with respect to Class I and Class III directors (who are not nominees for election at the annual meeting) is set forth below.

CLASS II DIRECTORS
(To Be Elected; Terms Expire in 2006)

E. Townes Duncan	Age 49

E. Townes Duncan has served as a director of Bright Horizons Family Solutions, Inc. (the “Company”) since its inception in 1998. Mr. Duncan has served as the President of Solidus Company, a private investment firm, since January 1997. Mr. Duncan was a director of Comptronix Corporation, a provider of electronics contract manufacturing services, and served as Chairman of the Board and Chief Executive Officer of Comptronix Corporation from November 1993 to May 1997. From 1985 to November 1993, Mr. Duncan was a Vice President and principal of Massey Burch Investment Group, Inc., a venture capital corporation. Mr. Duncan is also a director of J. Alexander’s Corporation, an owner and operator of restaurants.

Sara Lawrence-Lightfoot	Age 58

Dr. Sara Lawrence-Lightfoot has served as a director of the Company since its inception in 1998. Since 1972, Dr. Lawrence-Lightfoot has been a professor of education at Harvard University. In addition to serving as a director of the Company, Dr. Lawrence-Lightfoot is also a director of the Globe Newspaper Company, a subsidiary of The New York Times Company which owns and publishes The Boston Globe. She is also a director and Chairman of the Board of the John D. and Catherine T. MacArthur Foundation. Dr. Lawrence-Lightfoot has received honorary degrees from 16 universities and colleges including Bank Street College and Wheelock College, two of the nation’s foremost schools of early childhood education.

David H. Lissy	Age 37

David H. Lissy has served as a director of the Company since November 2001 and has also served as Chief Executive Officer of the Company since January 2002. Mr. Lissy served as Chief Development Officer of the Company from 1998 until January 2002. He also served as the Executive Vice President of the Company from June 2000 until January 2002. He joined Bright Horizons, Inc., a predecessor to the Company (“Bright Horizons”) as Vice President of Development in September 1997 and remained as such until the merger with CorporateFamily Solutions, Inc. (the “Merger”) in 1998. Prior to joining Bright Horizons, Mr. Lissy served as Senior Vice President/General Manager at Aetna U.S. Healthcare, the employee benefits division of Aetna, Inc., in the Northern New England region. Prior to that role, Mr. Lissy was Vice President of Sales and Marketing for U.S. Healthcare and had been with U.S. Healthcare in various sales and management roles since 1987.

The Board of Directors recommends that stockholders vote “FOR” these nominees.

Directors Continuing in Office

CLASS III DIRECTORS
(Terms Expire in 2004)

Fred K. Foulkes	Age 61

Professor Fred K. Foulkes has served as a director of the Company since its inception in 1998. Mr. Foulkes has been the Director of the Human Resources Policy Institute for Boston University School of Management since 1981 and has taught courses in human resource management and strategic management at Boston University since 1980. From 1968 to 1980, Professor Foulkes was a member of the Harvard Business School faculty. His principal publications include Personnel Policies in Large Nonunion Companies and Executive Compensation: A Strategic Guide for the 1990’s. Professor Foulkes is a recipient of the Employment Management Association Award and the Fellow Award, the National Academy of Human Resources award of distinction for outstanding achievement in the human resource profession.

Linda A. Mason	Age 48

Linda A. Mason has served as a director of the Company since its inception in 1998. Ms. Mason also served as Chairman of the Board from July 1998 until May 1999 when she became Co-Chairman of the Board. Ms. Mason co-founded Bright Horizons and served as a director and President of Bright Horizons from its inception in 1986 until the Merger. Prior to founding Bright Horizons, Ms. Mason was co-director of the Save the Children relief and development effort in Sudan and worked as a program officer with CARE in Thailand. Prior to 1986, Ms. Mason worked as a management consultant with Booz, Allen and Hamilton. Ms. Mason is also a director of The Horizons Initiative, a non-profit organization that provides support for homeless children and their families, Whole Foods Market, Inc., an owner and operator of natural and organic foods supermarkets, and the Globe Newspaper Company, a subsidiary of The New York Times Company which owns and publishes The Boston Globe. She is a Fellow of the Yale Corporation and serves on the Advisory Board of the Yale University School of Management. Ms. Mason is the wife of Roger H. Brown.

Ian M. Rolland	Age 69

Ian M. Rolland has served as a director of the Company since September 1998. Mr. Rolland was Chairman and Chief Executive Officer of Lincoln National Corporation, a provider of life insurance and annuities, property-casualty insurance and related services through its subsidiary companies, from 1992 until July 1998 and President and Chief Executive Officer from 1977 to 1992. Mr. Rolland is a director of NiSource Inc., a holding company for various utility companies, and is a member of the Advisory Board of CID Ventures, a venture capital fund.

Mary Ann Tocio	Age 54

Mary Ann Tocio has served as a director of the Company since November 2001 and has also served as Chief Operating Officer of the Company since its inception in 1998. Ms. Tocio was appointed President in June 2000. Ms. Tocio joined Bright Horizons in 1992 as Vice President and General Manager of Child Care Operations. She was appointed Chief Operating Officer of Bright Horizons in November 1993, and remained as such until the Merger. From 1983 to 1992, Ms. Tocio held several positions with Wellesley Medical Management, Inc., including Senior Vice President of Operations, where she managed more than 100 ambulatory care centers nationwide.

CLASS I DIRECTORS
(Terms Expire in 2005)

Joshua Bekenstein	Age 44

Joshua Bekenstein has served as a director of the Company since its inception in 1998. Mr. Bekenstein has been a Managing Director of Bain Capital, LLC., a private investment firm, since its inception in 1984. Mr. Bekenstein serves as a director of Waters Corporation, a manufacturer and distributor of high performance liquid chromatography instruments, Sealy Corporation, the largest conventional bedding manufacturer in North America, Mattress Discounters Corp., a retailer of mattresses in the United States, and Shoppers Drug Mart, Inc., Canada’s largest retail drug store group.

JoAnne Brandes	Age 49

JoAnne Brandes has served as a director of the Company since its inception in 1998. Ms. Brandes has served as Senior Vice President, Chief Administrative Officer and General Counsel for JohnsonDiversey, Inc. (formerly Johnson Wax Professional), a manufacturer and marketer of cleaning and sanitation products and services, since January 2002. From October 1997 until January 2002, Ms. Brandes served as Senior Vice President and General Counsel of Johnson Wax Professional. From October 1996 to October 1997, Ms. Brandes served as Vice President and General Counsel for S.C. Johnson Commercial Markets, Inc. Ms. Brandes serves as a director of Alternative Resources Corporation, a temporary technical staffing company, a director of JohnsonFamily Funds, Inc., a mutual fund, a Regent in the University of Wisconsin System Board of Regents, Director of Child Care Action Campaign, a non-profit organization which promotes quality child care, and a member of the State of Wisconsin’s Governor’s Child Care Council.

Roger H. Brown	Age 46

Roger H. Brown has served as a director of the Company since its inception in 1998 and has also served as Executive Chairman of the Board of the Company since January 2002. Mr. Brown was Chief Executive Officer of the Company from June 1999 until December 2001 and was President of the Company from July 1998 until May 2000. Mr. Brown co-founded Bright Horizons and served as Chairman and Chief Executive Officer of Bright Horizons from its inception in 1986 until the Merger. Prior to 1986, he worked as a management consultant for Bain & Company, Inc. Mr. Brown currently serves as a director of The Horizons Initiative, a non-profit organization that provides support for homeless children and their families, and Stand for Children, a non-profit organization dedicated to improving the quality of life for children. He also serves as a director of Stoneyfield Farm, Inc., the nation’s largest organic yogurt and ice cream company. He is also the Chairman of the commission to reinvent the National Association for the Education of Young Children’s (NAEYC) accreditation process. Mr. Brown is the husband of Linda A. Mason.

How are directors compensated?

     Base Compensation. Each non-employee director receives $2,500 for each regularly scheduled Board meeting attended in person or $1,000 for each regularly scheduled Board meeting attended by conference call, and $500 for each specially scheduled meeting attended in person or by conference call. Each non-employee director that is a member of the Compensation Committee or Nominating Committee also receives $500 for each committee meeting attended. Directors who are also our employees receive no additional compensation for service as directors.

     Each member of the Audit Committee also receives $750 for each committee meeting attended and $500 for each quarterly earnings review meeting. Additionally, the chairman of the Audit Committee receives a fee of $2,500 annually.

     Options. On the date of each annual meeting of stockholders, each non-employee director will be granted an option to purchase 1,000 shares of our common stock, so long as he or she has missed no more than one of the regular meetings of the Board of Directors in the previous year. The exercise price of the options will be the closing market price of our common stock on the date of grant. The options shall vest in one-third increments with one-third vesting equally on the first, second and third anniversary dates of the initial grant, so long as the non-employee director continues to serve as one of our directors.

How often did the Board meet during 2002?

     During 2002, the Board of Directors met five times. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served, except JoAnne Brandes who attended all five of the director meetings and three of the eight Audit Committee meetings, and Joshua Bekenstein who attending four of the five director meetings and one of the two Compensation Committee meetings.

What committees has the Board established?

     The Board of Directors has standing Audit, Compensation and Nominating Committees.

     Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors concerning our financial statements and the appointment of independent accountants, reviewing significant audit and accounting policies and practices, meeting with our independent accountants concerning, among other things, the scope of audits and reports, and reviewing the performance of the overall accounting and financial controls of the Company. The members of the Audit Committee are Ian M. Rolland (chair), JoAnne Brandes and E. Townes Duncan. The Audit Committee met eight times in 2002.

     Compensation Committee. The Compensation Committee is charged with reviewing and approving salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering our stock incentive plans. The members of the Compensation Committee are E. Townes Duncan (chair), Joshua Bekenstein and Fred K. Foulkes. The Compensation Committee met two times in 2002.

     Nominating Committee. The Nominating Committee is responsible for developing general criteria concerning the qualifications and selection of Board members and recommending candidates for such positions to the Board of Directors. The Nominating Committee considers director nominees from stockholders for election at each annual meeting of stockholders if a written nomination is received by our Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (nomination procedures are discussed in greater detail in our bylaws which will be provided upon written request). The members of the Nominating Committee are Dr. Sara Lawrence-Lightfoot (chair) and Fred K. Foulkes. The Nominating Committee did not meet in 2002.

Report of the Audit Committee

     The Audit Committee of the Board of Directors is comprised of three non-employee directors who are independent directors as defined under the applicable listing standards of The Nasdaq Stock Market, Inc. The Audit Committee operates under a written charter, which was recently amended, a copy of which is included as Appendix A to this proxy statement. The amended charter takes into account the provisions of the Sarbanes-Oxley Act of 2002.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance of legal and regulatory requirements, (iii) the outside auditors’ qualifications and independence, and (iv) the performance of the Company’s independent outside auditors. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors. The independent auditors report directly to the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for planning and carrying out proper annual audits and quarterly reviews of the Company’s financial statements. The independent auditors express an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditor’s independence.

     The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the external auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Ian M. Rolland, Chairman JoAnne Brandes E. Townes Duncan

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Executive Compensation

Summary Compensation Table

     The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and certain other executive officers of the Company (the “named executive officers”) for services rendered to the Company.

				Long – Term
				Compensation Awards

	Annual Compensation			Number of
				Securities	All Other
		Salary	Bonus	Underlying Options	Compensation ($)
Name and Principal Position	Fiscal Year	($)(1)	($)	(#)	(2)

David H. Lissy	2002	212,000	112,000	24,000	9,425
Chief Executive Officer	2001	182,000	90,000	88,000	2,500
	2000	178,000	81,000	34,000	2,500

Roger H. Brown	2002	178,000	100,000	4,000	2,750
Executive Chairman of the	2001	223,000	130,250	58,000	2,625
Board	2000	214,000	125,000	24,000	2,625

Mary Ann Tocio	2002	212,000	112,000	24,000	9,950
President and	2001	182,000	90,000	88,000	9,825
Chief Operating Officer	2000	178,000	55,000	34,000	9,825

Stephen I. Dreier	2002	174,500	40,000	4,000	2,672
Chief Administrative Officer	2001	169,000	38,000	4,000	2,591
and Secretary	2000	163,000	38,000	4,000	2,435

Elizabeth J. Boland	2002	175,500	52,800	4,000	2,750
Chief Financial Officer and	2001	155,000	45,000	6,000	2,412
Treasurer	2000	140,000	37,800	4,000	2,129

(1)	Includes amounts deferred by the employee under our 401(k) plan.

(2)	Consists of Company matching contributions to the employee’s 401(k) plan account and, in the case of Mr. Lissy and Ms. Tocio, a contribution in the amount of $6,925 and $7,200, respectively, made by the Company as a car allowance.

Option Grants for Fiscal 2002

     The table below sets forth the following information with respect to option grants to the named executive officers during 2002 under our Amended and Restated 1998 Stock Incentive Plan:

•	the number of shares of common stock underlying options granted during the year;

•	the percentage that such options represent of all options granted to employees during the year;

•	the exercise price;

•	the expiration date; and

•	the potential realizable value of the options assuming both a 5% and 10% annual return on the underlying common stock from the date of grant of each option to the end of each option term.

						Potential Realizable
	Individual Grants					Value at Assumed Annual
						Rates of Stock
	Number of		Percent of Total			Appreciation for
	Securities		Options Granted to			Terms
	Underlying Options		Employees in 2002	Exercise Price	Expiration
Name	Granted (#)		(%)	($/Share)	Date	5% ($)	10% ($)

David H. Lissy	4,000	(1)	1.39%	28.60	2/14/12	71,946	182,324
	20,000	(2)	6.96%	28.60	2/14/12	359,728	911,621

Roger H. Brown	4,000	(1)	1.39%	28.60	2/14/12	71,946	182,324

Mary Ann Tocio	4,000	(1)	1.39%	28.60	2/14/12	71,946	182,234
	20,000	(2)	6.96%	28.60	2/14/12	359,728	911,621

Stephen I. Dreier	4,000	(1)	1.39%	28.60	2/14/12	71,946	182,234

Elizabeth J. Boland	4,000	(1)	1.39%	28.60	2/14/12	71,946	182,234

(1)	Options will vest over five years in one-fifth increments beginning January 1, 2003.

(2)	Options will vest over five years in one-fifth increments beginning February 14, 2003.

Option Exercises and Values for Fiscal 2002

     The table below sets forth the following information with respect to option exercises during 2002 by each of the named executive officers and the status of their options at December 31, 2002:

•	the number of shares of common stock acquired upon exercise of options during 2002;

•	the aggregate dollar value realized upon the exercise of such options;

•	the total number of shares of common stock underlying exercisable and non-exercisable stock options held at December 31, 2002; and

•	the aggregate dollar value of in-the-money exercisable options at December 31, 2002.

			Number of Unexercised		Value of Unexercised
	Number of Shares		Options at		In-the-Money Options at
	Acquired Upon		December 31, 2002 (#)		December 31, 2002 ($)(1)
	Exercise of Options	Value Realized Upon
Name	(#)	Exercise ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

David H. Lissy	0	0	74,842	111,000	983,533	631,710
Roger H. Brown	27,787	502,882	170,173	78,011	3,245,074	446,612
Mary Ann Tocio	8,000	168,490	94,638	131,400	1,227,852	635,358
Stephen I. Dreier	2,500	51,726	49,173	14,800	793,278	96,884
Elizabeth J. Boland	6,389	136,830	19,600	16,400	185,018	97,652

(1)	The aggregate dollar value of the options held at year-end are calculated as the difference between the fair market value of the common stock ($28.12 as reported on The Nasdaq National Market on December 31, 2002) and the respective exercise prices of the stock options.

Severance Agreements

     We have severance agreements with Stephen I. Dreier, David H. Lissy, Elizabeth J. Boland and Mary Ann Tocio which provide the following benefits to them if their employment is terminated within twenty-four (24) months following a “change of control” (as defined below) for any reason other than for “cause” (as defined in the severance agreements), death or disability or if they terminate their own employment for “good reason” (as defined in the severance agreements):

•	Accrued and unpaid base salary as of the date of termination plus a prorated portion of any bonus payable for the fiscal year in which the termination occurs;

•	For a period of twenty-four months or until the employee secures other employment (whichever is less), monthly severance pay equal to 1/24 (1/26 in the case of Ms. Tocio) of the employee’s total salary and cash bonus for the employee’s last two years of employment with the Company;

•	For a period of twenty-four months or until the employee becomes eligible for participation in a group health plan of another employer (whichever is less), payment by the Company of the employee’s and the employee’s dependents’ premiums for continuation of health insurance coverage or participation in a substantially similar health plan; and

•	Automatic vesting of the employee’s stock options immediately prior to the change in control, notwithstanding any provision of our stock incentive plans or any option agreements.

     A “change in control” will be deemed to have occurred if:

•	Any person becomes the beneficial owner of 50% of the voting power of our outstanding securities;

•	The Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, pursuant to which the Board members in office prior to the transaction constitute less than a majority of the Board thereafter; or

•	Certain changes to the composition of the board occur, as more particularly described in the severance agreements.

     In addition, the severance agreements prohibit each employee from competing against us during the period in which the employee is receiving severance benefits and divulging any of our trade secrets or other confidential information.

     Ms. Tocio’s and Mr. Lissy’s severance agreements also provide that they will receive the same benefits set forth above for a period of one year if they are terminated without cause, or if they terminate their employment for good reason, without a change in control of the Company, except that stock options will not automatically vest upon such termination of employment.

Report of the Compensation Committee on Executive Compensation

     Decisions concerning the compensation of our executive officers are made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. The Compensation Committee has the responsibility for reviewing and approving salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering our stock incentive plans.

What is the Company’s philosophy and what are its policies for executive officer compensation?

     The Compensation Committee believes that the primary objectives of the Company’s executive compensation policy should be:

•	to attract and retain talented executives by providing a compensation program that is competitive with the compensation provided to executives at companies of comparable size and position in service businesses, while maintaining compensation within levels that are consistent with the Company’s business plan, financial objectives and operating performance;

•	to provide appropriate incentives for executives to work towards the achievement of the annual performance goals established by the Company; and

•	to more closely align the interests of its executives with those of stockholders by providing long-term incentive compensation in the form of stock option awards and other equity-based, long-term incentive compensation.

     The Compensation Committee believes that the Company’s executive compensation policies should be reviewed during the first half of the fiscal year after the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with the Company’s financial performance, its operating plan and its position within the child care and education industry, as well as the compensation policies of similar companies in the child care and education business and other service businesses. The compensation of individual executive officers is then reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.

     In setting and reviewing compensation for the executive officers, the Compensation Committee considers a number of different factors designed to assure that compensation levels are properly aligned with the Company’s business strategy, corporate culture and operating performance. Among the factors considered are the following:

•	Comparability—The Compensation Committee considers the compensation packages of similarly situated executives at companies deemed to be most comparable to the Company. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

•	Pay for Performance—The Compensation Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee has relied on cash bonuses which have been determined on the basis of certain objective and subjective factors after receiving the recommendations of senior management.

•	Equity Ownership—The Compensation Committee believes that an integral part of the executive compensation program at the Company is equity-based compensation plans which encourage and create ownership of the Company’s stock by its executives, thereby more closely aligning executives’ long-term interests with those of the stockholders. These long-term incentive programs are principally reflected in the Company’s stock-based incentive plans. The Compensation Committee believes that significant stock ownership is a major incentive in building stockholder value and reviews awards of equity-based incentives with that goal in mind.

•	Qualitative Factors—The Compensation Committee believes that in addition to corporate performance and specific division performance, it is appropriate to consider in setting and reviewing executive compensation the personal contributions that a particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, planning initiatives, development skills, public affairs and civic involvement have been deemed to be important qualitative factors to take into account in considering levels of compensation.

How was base compensation determined in 2002?

     The Compensation Committee subjectively determined base compensation on the basis of discussions with Roger Brown, the Company’s Executive Chairman in 2002, a review of the base compensation of executive officers of comparable companies, its experience with the Company and in business generally, and what it viewed to be the appropriate levels of base compensation after taking into consideration the contributions of each executive officer.

How was base compensation of the Chief Executive Officer determined in 2002?

     The Compensation Committee believes that the Chief Executive Officer’s compensation is consistent with its general policies and procedures concerning executive compensation and is appropriate in light of the Company’s financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and following the same general policies as such other long-term incentive awards.

     The Compensation Committee subjectively determined base compensation of the Chief Executive Officer on the basis of discussions with Roger H. Brown, the Company’s Executive Chairman in 2002, a review of the base compensation of chief executive officers of comparable companies, its experience with the Company and in business generally, and what it viewed to be the appropriate levels of base compensation after taking into consideration the contributions of the Chief Executive Officer.

How was incentive compensation determined in 2002?

     Annual Incentive Compensation. For 2002, the Compensation Committee reviewed the Company’s executive officer performance in terms of achieving pre-tax profitability targets and each executive officer’s contribution to the achievement of this objective. Based on its review of the performance goals and on subjective factors taken into consideration, the Compensation Committee approved incentive payments aggregating $416,800 for 2002, including $112,000 for Mr. Lissy, the Company’s Chief Executive Officer in 2002. No factors in addition to the ones discussed above were considered in setting the incentive compensation of the Chief Executive Officer.

     Long-Term Incentive Compensation. The Compensation Committee believes the Company as a part of its regular executive compensation policies should grant awards of long-term, equity-based incentives to executive officers as part of the compensation package that is reviewed annually for each executive officer. In making these awards, the Compensation Committee establishes guidelines at the time of the annual review and takes into account the recommendations of the Chief Executive Officer and the President prior to approving awards of long-term, equity-based incentive compensation to the other executive officers.

     During 2002, the Compensation Committee reviewed the amount of stock option holdings by the Company’s executive officers and the terms of these options. Based on the Compensation Committee’s desire to encourage and create ownership of the Company’s common stock by its executive officers and to use equity-based incentives as a retention tool, the Compensation Committee determined to grant stock options to purchase an aggregate of 60,000 shares of common stock with an exercise price based on the fair market value of the common stock on the date of the grant to the executive officers, including option grants to purchase an aggregate of 24,000 shares of common stock to Mr. Lissy, the Company’s Chief Executive Officer in 2002. The options for the executive officers of the Company generally vest annually over five years in one-fifth increments. See “Option Grants for Fiscal 2002.”

How is the Company addressing Internal Revenue Code limits on deductibility of compensation?

     Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company’s Chief Executive Officer and four other most highly compensated executive officers. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by the Company as a tax deduction. The Compensation Committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation and to seek to qualify executive compensation awards as performance-based compensation excluded from the $1,000,000 limit. Stock options and other equity-based incentives granted under the Company’s stock incentive plans qualify as performance-based compensation. None of the executive officers received compensation in 2002 that would exceed the $1,000,000 limit on deductibility. The Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.

E. Townes Duncan, Chairman Joshua Bekenstein Fred K. Foulkes

Performance Graph

     The following graph compares our cumulative total stockholder return on our common stock from July 27, 1998 (when our common stock commenced public trading) through December 31, 2002 with the cumulative total return of the following:

•	the Russell 2000 Index; and

•	a peer group that we selected in good faith, consisting of us and three other companies in our industry: Childtime Learning Centers, Inc., New Horizon Kids Quest, Inc. and Nobel Learning Communities, Inc. (the “Peer Group”).

     The graph assumes that $100 was invested on July 27, 1998 in our common stock and the index and peer group noted above, and that all dividends, if any, were reinvested. No dividends have been declared or paid on our common stock since July 27, 1998.

Total Return Analysis

	7/27/1998	12/31/1998	12/31/1999	12/29/2000	12/31/2001	12/31/2002

Bright Horizons	$100.00	$111.63	$77.52	$108.01	$115.72	$116.26
Peer Group	$100.00	$100.01	$85.97	$108.35	$114.89	$111.63
Russell 2000	$100.00	$98.02	$118.95	$113.95	$115.12	$90.28

Compensation Committee Interlocks and Insider Participation

     During fiscal 2002, the Compensation Committee of the Board of Directors was composed of E. Townes Duncan, Joshua Bekenstein and Fred K. Foulkes. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable Securities and Exchange Commission regulations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The federal securities laws require our directors and executive officers, and persons who own more than 10% of our capital stock, to file initial reports of ownership and reports of changes in ownership of any of our securities with the Securities and Exchange Commission, The Nasdaq National Market and the Company.

     Based solely upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2002 with their reporting requirements, with the exception of the following: an amended filing on Form 4 made by Linda A. Mason on January 6, 2003 relating to the exercise of an option to purchase shares of the Company’s common stock and the subsequent sale of such securities that occurred on September 11, 2002; an amended filing on Form 4 made by Roger H. Brown on January 6, 2003 relating to the exercise of an option to purchase shares of the Company’s common stock and the subsequent sale of such securities that occurred on September 11, 2002; a late filing on Form 4 made by Robert D. Lurie, a member of the Board of Directors until February 26, 2003, on September 26, 2002 relating the settlement of a forward sale agreement that occurred on August 30, 2002; a late filing on Form 4 made by Robert D. Lurie on September 17, 2002 relating to the sale of shares of the Company’s common stock that occurred on September 11, 2002; and a late filing on Form 4 made by Robert D. Lurie on September 17, 2002 relating to the sale of shares of the Company’s common stock that occurred on September 10, 2002.

     To our knowledge, none of our stockholders reporting beneficial ownership of more than 10% of our capital stock complied with the Section 16(a) reporting requirements.

INDEPENDENT PUBLIC ACCOUNTANTS

Change in Independent Public Accountants

     As previously reported on a Current Report on Form 8-K filed on May 24, 2002, on May 17, 2002, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) was appointed to serve as the Company’s independent public accountants for the year ended December 31, 2002 and Arthur Andersen LLP (“Andersen”) was dismissed as the Company’s independent public accountants. The decision to change independent public accountants was made by the Audit Committee.

     Andersen’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two fiscal years ended December 31, 2000 and December 31, 2001 and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Andersen would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company’s consolidated financial statements for such years, and there were not reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the Company’s two most recent fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through the date of Andersen’s dismissal, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Billed to the Company by Independent Public Accountants During 2002

     Audit Fees. The aggregate fees billed for professional services rendered by Andersen during 2002 for the review of the Company’s financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 totaled $11,000. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers for the audit of our annual financial statements for the year ended December 31, 2002 and the reviews of financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002 filed with the Securities and Exchange Commission during 2002 totaled $130,000.

     Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers performed no services and therefore billed no fees relating to operating or supervising the operation of our information systems or local area network or for designing or implementing our financial information management systems during 2002.

     All Other Fees. PricewaterhouseCoopers rendered no other services to the Company during 2002 and therefore billed no additional fees to the Company.

     It is anticipated that representatives of PricewaterhouseCoopers will attend the annual meeting to respond to questions and to make such statements as they desire. PricewaterhouseCoopers has been selected to serve as the independent public accountants of the Company for the fiscal year ended December 31, 2003.

ADDITIONAL INFORMATION

     Stockholder Proposals for the 2004 Annual Meeting. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, stockholder proposals submitted in accordance with applicable rules and regulations for presentation at our next annual meeting and received at our executive offices no later than December 27, 2003 will be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting.

     For other stockholder proposals to be timely (but not considered for inclusion in our proxy statement), a stockholder’s notice must be received at our executive offices not later than the close of business on March 5, 2004 nor earlier than the close of business on February 4, 2004 and should otherwise comply with the advance notice provisions of our bylaws. For proposals that are not timely filed, we retain discretion to vote proxies that we receive. For proposals that are timely filed, we retain discretion to vote proxies that we receive provided (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the proponent does not issue a proxy statement.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. We will bear the cost of soliciting proxies in the enclosed form. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

     Financial Statements Available. A copy of our 2002 Annual Report to Stockholders containing audited financial statements accompanies this proxy statement. The 2002 Annual Report does not constitute a part of the proxy solicitation material.

     Upon written request to our Chief Financial Officer, Bright Horizons Family Solutions, Inc., 200 Talcott Avenue South, P.O. Box 9177, Watertown, Massachusetts 02471, the Company will provide, without charge, copies of our annual report filed with the Securities and Exchange Commission on Form 10-K.

     Householding Information. In certain instances, one copy of the Company’s 2002 Annual Report or proxy statement may be delivered to two or more stockholders who share an address. The Company will promptly deliver upon written or oral request a separate copy of the 2002 Annual Report or proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of annual reports or proxy statements may request delivery of a single copy.

     Requests in this regard should be addressed to:

Stephen I. Dreier Chief Administrative Officer and Secretary Bright Horizons Family Solutions, Inc. 200 Talcott Avenue South P.O. Box 9177 Watertown, MA 02471

APPENDIX A

RESTATED
CHARTER
OF
AUDIT COMMITTEE
OF
BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

PURPOSE

     The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the outside auditors’ qualifications and independence, and the performance of the outside auditors.

     In discharging its responsibilities, the Committee is empowered to investigate any matter with full access to all books, records, facilities and personnel of the Company and the power to retain, at the Company’s expense, counsel, auditors or other advisers or consultants for this purpose. The Committee shall make regular reports to the Board and shall prepare the report required by the rules of the Securities and Exchange Commission (“SEC Rules”) to be included in the Company’s annual proxy statement.

     The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, who as determined by the Board, are independent and meet the other qualification standards set by federal and state legislation and regulation and the applicable listing standards of The Nasdaq Stock Market, Inc. One member of the Committee shall have accounting or related financial management expertise and each member shall be able to read and understand financial statements as determined by the Board. The Committee also shall consider whether one of its members is a “financial expert” as defined by SEC Rules and whether such expert is “independent” from management as set forth in Schedule 14A of the SEC Rules. A Committee member other than in his or her capacity as a Committee or Board member shall not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or be an “affiliated person” of the Company or any subsidiary thereof as set forth in SEC Rules.

DUTIES AND RESPONSIBILITIES

     The Committee’s oversight responsibility recognizes that the Company’s management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company’s financial management, as well as its outside auditors, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its duties and responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company’s financial statements are true and complete or are in accordance with generally accepted accounting principles and applicable SEC Rules.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight duties and responsibilities. These functions are set forth as minimum duties and responsibilities with the understanding that the Committee may undertake additional duties and responsibilities as the Board or the Committee deems appropriate given the circumstances.

•	The Committee shall have the sole authority to appoint or replace the outside auditors. The Committee shall be directly responsible for the compensation and oversight of the work of the outside auditors (including resolution of disagreements between management and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The outside auditors shall report directly to the Audit Committee.

•	The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its outside auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. Approval by the Committee of a non-audit service shall be disclosed in the reports filed by the Company with the SEC or otherwise as required by law and SEC Rules. The Committee may delegate to one or more designated Committee members the authority to grant preapprovals of audit and permitted non-audit services, provided that any such decisions to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

•	The Committee shall review and discuss with management and the outside auditors the annual audited and quarterly unaudited financial statements, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation”, and the selection, application and disclosure of critical accounting policies and practices used in such financial statements. The Committee also shall review and discuss with the outside auditors the matters required to be discussed by Statements of Auditing Standards (“SAS”) No. 61 and No. 90 as may be modified or supplemented. The discussion of the financial statements and the related critical accounting policies and practices shall occur prior to the public release of such financial statements and the discussion of the related disclosure, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operation”, shall occur prior to the filing of the Form 10-Q or 10-K. Additionally, based on such review and discussion, the Committee shall consider whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	The Committee shall review and approve all related-party transactions.

•	The Committee shall discuss with management and the outside auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies. The Committee shall discuss with management and the outside auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

•	The Committee shall discuss with management and the outside auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Company’s internal controls and processes that could materially affect the Company’s financial statements and financial reporting. The Committee shall meet separately, at least quarterly, with management, and with the outside auditors and shall review with the outside auditors any audit problems or difficulties and management’s response.

•	The Committee shall:

—	evaluate the outside auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the outside auditors’ team;

—	ensure the rotation of the lead audit partner of the outside auditors and the audit partners responsible for reviewing the audit and all such other members of the outside auditors participating in the Company audit as required by Nasdaq and SEC Rules;

—	establish hiring policies for employees or former employees of the outside auditors who participate in any capacity in the audit of the Company’s financial statements;

—	receive from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company that may impact the objectivity and independence of the outside auditors; and

—	discuss with the outside auditors in an active dialogue any such disclosed relationships or services and their impact on the outside auditors’ objectivity and independence and present to the Board its conclusion with respect to the independence of the outside auditors.

•	The Committee shall review and discuss quarterly reports from the outside auditors regarding critical accounting policies and practices, alternative treatments of financial information and generally accepted accounting principles, other material written communication between the outside auditors and management, and such other information as may be required by Nasdaq or SEC Rules;

•	The Committee shall review, at least annually, a report by the outside auditors describing the auditing firm’s internal quality control procedures and any material issues raised by its most recent internal quality control review or peer review, or by any inquiry of governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the auditing firm and any steps taken to deal with any such issues.

•	The Committee shall receive reports from the principal executive and financial officers of the Company regarding their evaluation of the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal controls and procedures for financial reporting; regarding all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and whether they have identified for the outside auditors any material weaknesses in internal controls; regarding any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and regarding whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

•	The Committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS

     The Committee shall meet at least four times annually and more frequently as necessary or appropriate, including teleconferences when appropriate. Special meetings of the Committee may be called on one day notice by the Chairman of the Board or the Committee Chairman. A majority of the Committee shall constitute a quorum, and the Committee shall act only on the affirmative vote of a majority of the members present at the meeting. Attendance by the Chairman of the Board and by other members of management will be at the invitation of the Committee Chair. The Committee shall maintain minutes of all meetings documenting its activities and recommendations to the Board. Unless the Board as previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

     The Committee and its members have complete access to management, recognizing that it is expected that members will use judgment to be sure that this access is not distracting to the business operations of the Company.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Tuesday, June 3, 2003
8:30 a.m. local time

PROXY

     The undersigned hereby appoints David H. Lissy and Elizabeth J. Boland, or either of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote, as designated, all of the shares of voting stock of Bright Horizons Family Solutions, Inc. held by the undersigned on April 7, 2003, at the Annual Meeting of Stockholders to be held at the Company’s corporate offices, 200 Talcott Avenue South, Watertown, Massachusetts, on Tuesday, June 3, 2003 at 8:30 a.m., local time, and any adjournment(s) thereof.

     ELECTION OF CLASS II (2006) DIRECTORS:

01	E. Townes Duncan	03	David H. Lissy	☐	FOR all nominees	☐	WITHHOLD
02	Sara Lawrence-Lightfoot				except as marked below		AUTHORITY from all nominees

Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, YOUR SHARES WILL BE VOTED FOR APPROVAL OF THE PROPOSAL SET FORTH ABOVE.

Address change? Mark box ☐	Date:
Indicate changes below:

Signature(s) in Box

Please sign exactly as name appears on your stock certificates. Each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as authorized. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.